CEDAR SHOPPING CENTERS, INC.
5,000,000 SHARES

CONTROLLED EQUITY OFFERINGSM

SALES AGREEMENT

September 14, 2006

CANTOR FITZGERALD & CO.
110 East 59th Street
New York, NY 10022

Ladies and Gentlemen:

           CEDAR SHOPPING CENTERS, INC., a Maryland corporation (the “Company”), and CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership, the sole general partner of which is the Company (the “Operating Partnership”), confirm their agreement (this “Agreement”) with Cantor Fitzgerald & Co. (“CF&Co”), as follows:

           1.      Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through CF&Co, acting as agent and/or principal, (a) up to 5,000,000 shares (the “Common Shares”) of the Company’s common stock, par value $0.06 per share (the “Common Stock”); and (b) such shares (the “Preferred Shares” and together with the Common Shares, the “Shares”) of preferred stock as the Company may subsequently designate (the “Preferred Stock”). The issuance and sale of Shares through CF&Co will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue Common Shares or Preferred Shares.

          The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form S-3 (File No. 333-125582), including a base prospectus, relating to certain securities, including the Common Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Common Shares (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement. The Company has furnished to CF&Co, for use by CF&Co, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Common Shares. Except where the context otherwise requires, such registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), relating to the Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (“EDGAR”).

           2.      Placements. Each time that the Company wishes to issue and sell Shares hereunder (each, a “Placement”), it will notify CF&Co by email notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Shares to be sold, which shall at a minimum include the number of Shares to be issued (the “Placement Shares”), the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one day and any minimum price below which sales may not be made (a “Placement Notice”), a form of which containing such minimum sales parameters necessary is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 2 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from CF&Co set forth on Schedule 2, as such Schedule 2 may be amended from time to time. The Placement Notice shall be effective upon receipt by CF&Co unless and until (i) in accordance with the notice requirements set forth in Section 4, CF&Co declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Shares have been sold, (iii) in accordance with the notice requirements set forth in Section 4, the Company suspends or terminates the Placement Notice, (iv) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, or (iv) the Agreement has been terminated under the provisions of Section 11. The amount of any discount, commission or other compensation to be paid by the Company to CF&Co in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 3. It is expressly acknowledged and agreed that neither the Company nor CF&Co will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to CF&Co and CF&Co does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

           3.      Sale of Placement Shares by CF&Co. Subject to the terms and conditions herein set forth, upon the Company’s issuance of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, CF&Co, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. CF&Co will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to CF&Co pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by CF&Co (as set forth in Section 5(a)) from the gross proceeds that it receives from such sales. After consultation with the Company and subject to the terms of the Placement Notice, CF&Co may sell Placement Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including without limitation sales made directly on the New York Stock Exchange (the “Exchange”), on any other existing trading market for the Common Stock or to or through a market maker. After consultation with the Company and subject to the terms of the Placement Notice, CF&Co may also sell Placement Shares in privately negotiated transactions. The Company acknowledges and agrees that (i) there can be no assurance that CF&Co will be successful in selling Placement Shares, and (ii) CF&Co will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by CF&Co to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares as required under this Section 3. For the purposes hereof, “Trading Day” means any day on which shares of Common Stock are purchased and sold on the principal market on which the Common Stock are listed or quoted.

           4.     Suspension of Sales. The Company or CF&Co may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other Party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other Party set forth on Schedule 2), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each of the Parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals named on Schedule 2 hereto, as such Schedule may be amended from time to time.

           5.      Settlement.

          (a)      Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by CF&Co at which such Placement Shares were sold, after deduction for (i) CF&Co’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to CF&Co hereunder pursuant to Section 7(h) (Expenses) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

          (b)      Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting CF&Co’s or its designee’s account (provided CF&Co shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradeable, transferable, registered shares in good deliverable form. On each Settlement Date, CF&Co will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 9(a) (Indemnification and Contribution) hereto, it will (i) hold CF&Co harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay to CF&Co any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

           6.      Representations and Warranties of the Company and the Operating Partnership. The Company and the Operating Partnership jointly and severally represent and warrant to, and agree with, CF&Co that as of the date of this Agreement and as of each Representation Date (as defined in Section 7(n) below) on which a certificate is required to be delivered pursuant to Section 7(n) of this Agreement and as of each Applicable Time, as the case may be:

          (a)      The Company satisfies all of the requirements of the Securities Act for use of Form S-3 for the offering of the Shares contemplated hereby. At the time of the initial filing of the Registration Statement, at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and at the time the Company made any offer relating to the Shares, the Company was eligible to use Form S-3 to register primary offerings of securities pursuant to General Instruction I.B.1 of such form.

          (b)      No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          (c)      The Company has delivered to CF&Co one complete copy of the Registration Statement and a copy of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Prospectus, as amended or supplemented, in such quantities and at such places as CF&Co has reasonably requested. The Prospectus delivered to CF&Co for use in connection with the offering of Shares will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d)      At the respective times the Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to CF&Co pursuant to Rule 430B(f)(2) of the Securities Act, as the case may be, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from the Registration Statement or any amendment thereto in reliance upon and in conformity with written information relating to CF&Co furnished to the Company in writing by CF&Co expressly for use therein, it being understood and agreed that the only such information furnished by CF&Co consists of the information described as such in Schedule 4 hereto.

          (e)      Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued, as of the date hereof, each Applicable Time, and at each Representation Date, as the case may be, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Prospectus, as amended or supplemented, in reliance upon and in conformity with written information relating to CF&Co furnished to the Company in writing by CF&Co expressly for use therein, it being understood and agreed that the only such information furnished by CF&Co consists of the information described as such in Schedule 4 hereto.

          (f)      Each document incorporated by reference in the Registration Statement or the Prospectus heretofore filed, when it was filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, and any further documents so filed and incorporated after the date of this Agreement will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (g)      Each issuer free writing prospectus (as defined in Rule 433), as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notifies CF&Co in writing, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any issuer free writing prospectus based upon and in conformity with written information furnished to the Company by CF&Co specifically for use therein, it being understood and agreed that the only such information furnished by CF&Co consists of the information described as such in Schedule 4 hereto.

          (h)      Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation, partnership or limited liability company in good standing under the laws of its respective jurisdiction of organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation, partnership or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (a) the subsidiaries listed on Exhibit 21.1 to the Company’s annual report on Form 10-K for the year ended December 31, 2005 (and subsidiaries formed subsequent thereto) and (b) certain other subsidiaries which, considered in the aggregate as a single Subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X. The Company is the sole general partner of the Operating Partnership and holds such number and/or percentage of units of limited partnership interest in the Operating Partnership (“Units”) as disclosed in the Prospectus as of the dates set forth therein. The Agreement of Limited Partnership of the Operating Partnership, dated as of June 25, 1998, as amended (the “Operating Partnership Agreement”), is in full force and effect.

          (i)      The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement or otherwise, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. All issued and outstanding Units have been duly authorized and are validly issued, fully paid and non-assessable and have been offered and sold or exchanged by the Operating Partnership in compliance with all applicable laws (including, without limitation, federal and state securities laws). Except for any outstanding convertible preferred units, there are no Units reserved for any purpose and there are no outstanding securities convertible into or exchangeable for any Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for Units other than as described in the Prospectus

          (j)      Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) no casualty loss or condemnation or other adverse event with respect to any of the interests held directly or indirectly in any of the real properties or real property interests, including, without limitation, any interest or participation, direct or indirect, in any mortgage obligation owned, directly or indirectly, by the Company, any of its subsidiaries or any Joint Venture (as defined below) (the “Properties”) has occurred which would be material with respect to the Company and its subsidiaries considered as one enterprise, (C) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (D) except for regular quarterly dividends on the Company’s Common Stock in amounts per share that are consistent with past practice, dividends on the Company’s 8-7/8% Series A Cumulative Redeemable Preferred Stock in accordance with the terms thereof, and regular quarterly distributions on the common and preferred units of limited partnership interest in the Operating Partnership, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, and there has been no decrease in the capital of the Company or any of its subsidiaries.

          (k)      The Placement Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; and the form of stock certificate evidencing the Common Stock will comply with all applicable legal requirements, with all applicable requirements of the Company’s charter and by-laws and with the requirements of the Exchange; no holder of the Common Stock will be subject to personal liability by reason of being such a holder; and the issuance of the Common Stock is not subject to the preemptive or other similar rights of any securityholder of the Company.

          (l)      All of the joint ventures in which the Company or any subsidiary owns an interest of greater than five percent and that are currently conducting business (the “Joint Ventures”) are listed on Schedule 5 hereto. The Company’s (or subsidiary’s, as the case may be) ownership interest in such Joint Venture is as set forth on Schedule 5. To the knowledge of the Company and the Operating Partnership, each of the Joint Ventures possesses such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now being conducted by it, as described in the Prospectus, and none of the Joint Ventures has received notice of any proceedings relating to the revocation or modification of any such certificate, authority or permit which singly or in the aggregate, if the subject of an unfavorable ruling or decision, would have a Material Adverse Effect.

          (m)      There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of either the Company or the Operating Partnership, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might result in a Material Adverse Effect, or which might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect.

          (n)      Neither the Company nor any of its subsidiaries is (i) in violation of (A) its Organizational Documents, (B) to the Company’s knowledge any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries, the violation of which would have a Material Adverse Effect or (C) any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries; or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in (A) any bond, debenture, note or any other evidence of indebtedness or (B) any agreement, indenture, lease or other instrument (each of (A) and (B), an “Existing Instrument”) to which the Company or any of its subsidiaries is a party or by which any of their properties may be bound, which default would have a Material Adverse Effect; and there does not exist any state of facts that constitutes a default or an event of default on the part of the Company or any of its subsidiaries as defined in such documents or that, with notice or lapse of time or both, would constitute such a default or event of default which would have a Material Adverse Effect.

          (o)      The Company and the Operating Partnership have full legal right, power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein, including the issuance, sale and delivery of the Common Shares as provided herein and the Operating Partnership’s issuance of the Common Units to the Company. The Company’s and the Operating Partnership’s execution and delivery of this Agreement and the performance by the Company and the Operating Partnership of their obligations under this Agreement have been duly and validly authorized by the Company and the Operating Partnership and this Agreement has been duly executed and delivered by the Company and the Operating Partnership, and constitutes a valid and legally binding agreement of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with its terms, except to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

          (p)      No consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body is required for the execution, delivery and performance by the Company and the Operating Partnership of their respective obligations under this Agreement and the consummation by the Company and the Operating Partnership of the transactions contemplated hereby, including the valid authorization, issuance, sale and delivery of the Common Shares, except (x) such as may be required by the Exchange and the securities or Blue Sky laws of the various states in connection with the offer and sale of the Common Shares, all of which will be, or have been effected, in accordance with this Agreement and (y) with respect to the Preferred Shares for the filing with the State Department of Assessments and Taxation of the State of Maryland of articles of amendment to the Company’s Articles of Incorporation establishing the terms thereof.

          (q)      Neither the issuance and sale of the Shares by the Company, the execution, delivery or performance of this Agreement by the Company and the Operating Partnership nor the consummation by the Company and the Operating Partnership of the transactions contemplated hereby (i) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, the Company’s charter or bylaws, the Operating Partnership’s certificate of limited partnership or the Partnership Agreement, or any Existing Instrument to which the Company or any of its subsidiaries is a party or by which any of its or their properties may be bound, (iii) violates any statute, law, regulation, ruling, filing, judgment, injunction, order or decree applicable to the Company or any of its subsidiaries or any of their properties, or (iv) results in a breach of, or default or Debt Repayment Triggering Event (as defined below) under, or results in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or requires the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, defaults, liens, charges or encumbrances that will not, individually or in the aggregate, result in a Material Adverse Effect. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(r) There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement.

          (s)      Ernst & Young LLP, who have audited the financial statements (including the related notes thereto and supporting schedules) incorporated by reference in the Registration Statement and the Prospectus, are and were, during the periods covered by their reports incorporated by reference in the Registration Statement and the Prospectus, independent registered public accountants as required by the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board (“PCAOB”); any other public accountants who have audited the financial statements incorporated by reference in the Registration Statement and the Prospectus, are and were, during the periods covered by their reports incorporated by reference in the Registration Statement and the Prospectus, independent registered public accountants as required by the Securities Act, the Exchange Act and the PCAOB.

          (t)      The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as otherwise indicated in such financial statements. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. In addition, the pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma and as adjusted adjustments give appropriate effect to those assumptions, and the pro forma and as adjusted columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. All historical financial statements and information and all pro forma financial statements and information relating to the Company or any entity acquired or to be acquired by the Company required by the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations are included in the Registration Statement and Prospectus. The statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agrees with the sources from which they are derived.

          (u)      The Common Stock to be sold under this Agreement has been approved for trading and listing on the Exchange and are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting any such securities from the Exchange, nor has the Company received any notification that the Commission or the Exchange is contemplating terminating such registration or listing.

          (v)      The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares to be sold hereunder by CF&Co as principal or agent for the Company, other than the Prospectus and the Registration Statement.

          (w)      Neither the Company nor any subsidiary, nor any of their respective trustees, directors, officers, affiliates, members or controlling persons, has taken or will take, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act, or designed to cause or result in, or that has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (x)      The Company and each of its subsidiaries, as the case may be, have filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which an extension has been granted or the failure to so file would not result in a Material Adverse Effect) and have paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

          (y)      Except as set forth in the Prospectus (as amended or supplemented), there are no transactions with “affiliates” (as defined in Rule 405 promulgated under the Securities Act) or any officer, director or security holder of the Company (whether or not an affiliate) that are required by the Securities Act to be disclosed in the Prospectus that have not been disclosed as required. Additionally, no relationship, direct or indirect, exists between the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any subsidiary on the other hand that is required by the Securities Act to be disclosed in the Prospectus that is not so disclosed.

          (z)      The Company is not required, and upon the issuance and sale of the Placement Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

          (aa)      (A) The Company, each of its subsidiaries and any joint ventures in which the Company or any subsidiary owns an interest, as the case may be, have good and marketable fee simple title or leasehold title, as the case may be, to all real property owned or leased, as applicable, by the Company or its subsidiaries or the applicable joint venture, respectively, and good title to all other properties owned by them, and any improvements thereon and all other assets that are required for the operation of such properties in the manner in which they currently are operated, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are Permitted Encumbrances (as defined below); (B) all material liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties and the assets of any of the Company or its subsidiaries or any joint venture in which the Company or any of its subsidiaries owns an interest that are required to be disclosed in the Prospectus are disclosed therein; (C) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Prospectus and except for such failures to comply that would not in the aggregate have a Material Adverse Effect; (D) there are in effect for the assets of the Company and its subsidiaries or any joint venture in which the Company or any of its subsidiaries owns an interest, insurance policies covering the risks and in amounts that are commercially reasonable for the types of assets owned by them and that are consistent with the types and amounts of insurance typically maintained by prudent owners of properties similar to such assets in the markets in which such assets are located, and neither the Company nor any subsidiary or any joint venture in which the Company or any subsidiary owns an interest has received from any insurance company notice of any material defects or deficiencies affecting the insurability of any such assets or any notices of cancellation or intent to cancel any such policies; and (E) neither the Company nor the Operating Partnership has any knowledge of any pending or threatened, litigation, moratorium, condemnation proceedings, zoning change, or other similar proceeding or action that could in any manner affect the size of, use of, improvements on, construction on, access to or availability of utilities or other necessary services to the Properties, except such proceedings or actions that would not have a Material Adverse Effect. All of the leases and subleases material to the business of the Company and its subsidiaries considered as one enterprise, and under which the Company or any subsidiary holds Properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any subsidiary of the continued possession of the leased or subleased premises under any such lease or sublease. The Company and each of its subsidiaries, as the case may be, have obtained title insurance on the fee interests and leasehold interests in each of the Properties in an amount at least equal to the greater of (A) the mortgage indebtedness on each such Property or (B) the purchase price paid for each such Property (in the case of any Property having been acquired by the Operating Partnership via an exchange of Units for ownership interests in the entity holding such property, the “purchase price” of such Property being deemed to be the sum of (i) the per-share price of the Common Shares of the Company on the date such interests were exchanged for Units multiplied by the number of Units exchanged for such interests in the entity holding such Property and (ii) the amount of any assumed indebtedness secured by such Property). “Permitted Encumbrance” shall mean (a) liens on Properties securing any of the Company, any subsidiary or joint venture obligations, (b) other liens which are expressly described in the Prospectus and (c) customary easements and encumbrances and other exceptions to title which do not materially impair the operation, development or use of the Properties for the purposes intended therefor as contemplated in the Prospectus.

          (bb)      The Company and its subsidiaries have all permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities (hereinafter “permit” or “permits”) as are necessary to own their properties and to conduct their business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, except where the failure to have obtained any such permit has not had and will not have a Material Adverse Effect; each of the Company and its subsidiaries has operated and is operating its business in material compliance with all of its obligations with respect to each such permit and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such permit and except where such revocation or termination would not have a Material Adverse Effect or result in any other material impairment of the rights of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

          (cc)      The Company and its subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (dd)      Based on evaluations of its internal controls over financial reporting, the Company is not aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

          (ee)      Neither the Company nor any of its subsidiaries, since each has been a subsidiary of the Company, nor, to the Company’s knowledge, any employee or agent of the Company or any of its subsidiaries, has, directly or indirectly, (i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal, state, local or foreign governmental official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions.

          (ff)      Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws. None of the environmental consultants which prepared environmental and asbestos inspection reports with respect to the Properties was employed for such purpose on a contingent basis or has any substantial interest in the Company or any subsidiary and none of them nor any of their directors, officers or employees is connected with the Company or any subsidiary as a promoter, selling agent, trustee, director, officer or employee.

          (gg)      There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

          (hh)      Commencing with its taxable year ended December 31, 1986, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1954, and commencing with its taxable year ended December 31, 1987, the Company has been, and upon the sale of the Placement Shares, the Company will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s proposed method of operation as described in the Prospectus will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost; provided, however, that the Company’s board of directors in good faith may determine by resolution that it is in the best interests of the Company’s shareholders not to meet such requirements.

          (ii)      The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(jj) No officer, director or nominee for director of the Company has a direct or indirect affiliation or association with any member of the NASD.

          (kk)      The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

          (ll)      The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA and all other applicable state and federal laws. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group or organization described in Sections 414(b), (c), (m) or (o) of the Code of which the Company or such subsidiary is a member. No “reportable event” (as defined in ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined in ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification.

          (mm)      No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of either the Company or the Operating Partnership, is imminent, and neither the Company nor the Operating Partnership is aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

          (nn)      There is and has been no failure on the part of the Company, the Operating Partnership and the subsidiaries and any of the officers and directors of the Company, the Operating Partnership and any of the subsidiaries, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

          (oo)      Other than this Agreement, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person that would give rise to a valid claim against the Company or any of its subsidiaries or CF&Co for a brokerage commission, finder’s fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

          (pp)      The Company acknowledges and agrees that CF&Co has informed the Company that CF&Co may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell shares of Common Stock or Preferred Stock for its own account while this Agreement is in effect.

          (qq)      Any certificate signed by an officer of the Company and delivered to CF&Co or to counsel for CF&Co shall be deemed to be a representation and warranty by the Company and/or the Operating Partnership, as applicable, to CF&Co as to the matters set forth therein.

          (rr)      The Company will apply the net proceeds received from the offering as provided in the section captioned “Use of Proceeds” in the Prospectus and, to the best of the Company’s and the Operating Partnership’s knowledge, none of the proceeds received from the offering will be used to further any action in violation or contravention of the U.S.A. Patriot Act or otherwise violate or contravene the rules, regulations or policies of the U.S. Office of Foreign Assets Control (“OFAC”).

          (ss)      Other than the Sales Agreement dated June 2, 2005 with Brinson Patrick Securities Corporation, the Company is not a party to any agreement with an agent or underwriter for any other “at the market” or continuous equity offering transaction.

           7.      Covenants of the Company. The Company and the Operating Partnership, jointly and severally, covenant and agree with CF&Co that:

          (a)      Registration Statement Amendments; Payment of Fees. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Shares is required to be delivered by CF&Co under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Company will notify CF&Co promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any comment letter from the Commission or any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information, (ii) the Company will prepare and file with the Commission, promptly upon CF&Co’s request, any amendments or supplements to the Registration Statement or Prospectus that, in CF&Co’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by CF&Co (provided, however, that the failure of CF&Co to make such request shall not relieve the Company of any obligation or liability hereunder, or affect CF&Co’s right to rely on the representations and warranties made by the Company in this Agreement); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Placement Shares or a security convertible into the Placement Shares unless a copy thereof has been submitted to CF&Co within a reasonable period of time before the filing and CF&Co has not reasonably objected thereto (provided, however, that the failure of CF&Co to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect CF&Co’s right to rely on the representations and warranties made by the Company in this Agreement) and the Company will furnish to CF&Co at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act (without reliance on Rule 424(b)(8) of the Securities Act).

          (b)      Notice of Commission Stop Orders. The Company will advise CF&Co, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose or any examination pursuant to Section 8(e) of the Securities Act, or if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop or other order or to obtain its withdrawal if such a stop or other order should be issued.

          (c)      Delivery of Prospectus; Subsequent Changes. During any period in which a Prospectus relating to the Placement Shares is required to be delivered by CF&Co under the Securities Act with respect to a pending sale of the Placement Shares, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify CF&Co to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

          (d)      Listing of Placement Shares. During any period in which the Prospectus relating to the Placement Shares is required to be delivered by CF&Co under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Placement Shares to be listed on the Exchange and to qualify the Placement Shares for sale under the securities laws of such jurisdictions as CF&Co reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign entity or dealer in securities or file a general consent to service of process in any jurisdiction.

          (e)      Filings with the Exchange. The Company will timely file with the Exchange all documents and notices required by the Exchange of companies that have or will issue securities that are traded on the Exchange.

          (f)      Delivery of Registration Statement and Prospectus. The Company will furnish to CF&Co and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), to the extent and in such quantities as CF&Co may from time to time reasonably request and, at CF&Co’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made. The copies of the Registration Statement and the Prospectus and any supplements or amendments thereto furnished to CF&Co will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (g)      Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.

          (h)      Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, in accordance with the provisions of Section 11 hereunder, will pay all expenses incident to the performance of its obligations hereunder, including, but not limited to, expenses relating to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each Prospectus and of each amendment and supplement thereto, (ii) the preparation, issuance and delivery of the Placement Shares, (iii) the qualification of the Placement Shares under securities laws in accordance with the provisions of Section 7(d) of this Agreement, including filing fees, (iv) the printing and delivery to CF&Co of copies of the Prospectus and any amendments or supplements thereto, and of this Agreement, (v) the fees and expenses incurred in connection with the listing or qualification of the Placement Shares for trading on the Exchange, and (vi) filing fees and expenses, if any, of the Commission and the NASD Corporate Financing Department.

          (i)      Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder in accordance in all material respects with the statements under the caption “Use of Proceeds” in the Prospectus. The Company will effect the issuance to the Company by the Operating Partnership of a number of Common Units equal to the number of Common Shares sold pursuant to this Agreement (or a number of Preferred Units having an aggregate liquidation preference equal to the aggregate liquidation preference of any Preferred Shares sold pursuant to this Agreement and other terms substantially equivalent to the economic terms of any such Preferred Shares) upon the Company’s contribution to the Operating Partnership of the proceeds from the sale of the Shares.

          (j)      Notice of Other Sales. During the pendency of any Placement Notice given hereunder, the Company shall provide CF&Co notice as promptly as reasonably possible before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any Shares (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Shares, warrants or any rights to purchase or acquire Shares; provided, that such notice shall not be required in connection with the (i) issuance, grant or sale of Common Stock, options to purchase Common Stock or Common Stock issuable upon the exercise of options or other equity awards pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, (ii) the issuance of securities in connection with an acquisition, merger, joint venture, or sale or purchase of assets, (iii) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time provided the implementation of such is disclosed to CF&Co in advance, (iv) any Common Stock issuable upon the redemption of outstanding Common Units in accordance with the Operating Partnership Agreement.

          (k)      Change of Circumstances. The Company will, at any time during a fiscal quarter in which the Company intends to tender a Placement Notice or sell Placement Shares, advise CF&Co promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to CF&Co pursuant to this Agreement.

          (l)      Due Diligence Cooperation. The Company and the Operating Partnership will cooperate with any reasonable due diligence review conducted by CF&Co or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior officers, during regular business hours and at the Company’s principal offices, as CF&Co may reasonably request.

          (m)      Required Filings Relating to Placement of Placement Shares. The Company agrees that on such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act, which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through CF&Co, the Net Proceeds to the Company and the compensation payable by the Company to CF&Co with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

          (n)      Representation Dates; Certificate. On or prior to the date that the first Shares are sold pursuant to the terms of this Agreement and each time the Company (i) files the Prospectus relating to the Placement Shares or amends or supplements the Registration Statement or the Prospectus relating to the Placement Shares (other than a prospectus supplement filed in accordance with Section 7(m) of this Agreement) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference to the Registration Statement or the Prospectus relating to the Placement Shares; (ii) files an annual report on Form 10-K under the Exchange Act; (iii) files its quarterly reports on Form 10-Q under the Exchange Act; or (iv) files a report on Form 8-K containing amended financial information (other than an earnings release, to “furnish” information pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassifications of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”), the Company shall furnish CF&Co with a certificate, in the form attached hereto as Exhibit 7(n) within three (3) Trading Days of any Representation Date if requested by CF&Co. The requirement to provide a certificate under this Section 7(n) and to deliver the legal opinion and comfort letter as provided under Sections 7(o) and 7(p), respectively, shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide CF&Co with a certificate under this Section 7(n), then before the Company delivers the Placement Notice or CF&Co sells any Placement Shares, the Company shall provide CF&Co with a certificate, in the form attached hereto as Exhibit 7(n), dated the date of the Placement Notice.

          (o)      Legal Opinion. On or prior to the date that the first Shares are sold pursuant to the terms of this Agreement and within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(n) for which no waiver is applicable, the Company shall cause to be furnished to CF&Co a written opinion of Stroock & Stroock & Lavan LLP (“Company Counsel”), or other counsel satisfactory to CF&Co, in form and substance satisfactory to CF&Co and its counsel, dated the date that the opinion is required to be delivered, substantially similar to the form attached hereto as Exhibit 7(o)(1)(a) and Exhibit 7(o)(1)(b), respectively, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, counsel may furnish CF&Co with a letter (a “Reliance Letter”) to the effect that CF&Co may rely on a prior opinion delivered under this Section 7(o) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

          (p)      Comfort Letter. On or prior to the date that the first Shares are sold pursuant to the terms of this Agreement and within six (6) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(n) for which no waiver is applicable, the Company shall cause its independent accountants (and any other independent accountants whose report is included in the Registration Statement or the Prospectus) to furnish CF&Co letters (the “Comfort Letters”), dated the date the Comfort Letter is delivered, in form and substance satisfactory to CF&Co, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) restating the Initial Comfort Letter with any updating information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

          (q)      Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) sell, bid for, or purchase the Shares to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Shares to be issued and sold pursuant to this Agreement other than CF&Co; provided, however, that the Company may bid for and purchase its Common Stock in accordance with Rule 10b-18 under the Exchange Act.

          (r)      Insurance. The Company and its subsidiaries shall maintain, or caused to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for companies engaged in similar businesses in similar industries.

          (s)      Compliance with Laws. The Company and each of its subsidiaries shall maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus, and the Company and each of its subsidiaries shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations could not reasonably be expected to have a Material Adverse Effect.

          (t)      REIT Treatment. The Company will take all reasonable efforts to enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for subsequent tax years that include any portion of the term of this Agreement, unless the Company’s board of directors in good faith determines by resolution that it is in the best interests of the Company’s shareholders not to so qualify.

          (u)      1940 Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor its subsidiaries will be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the 1940 Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

          (v)      Securities Act and Exchange Act. The Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the Prospectus.

          (w)      No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405 under the Securities Act) approved in advance by the Company and CF&Co in its capacity as principal or agent hereunder, neither CF&Co nor the Company (including its agents and representatives, other than CF&Co in its capacity as such) will, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Shares to be sold by CF&Co as principal or agent hereunder.

(x) Sarbanes-Oxley Act. The Company and its subsidiaries will use their best efforts to comply with all effective applicable provisions of the Sarbanes-Oxley Act of 2002.

           8.      Conditions to CF&Co’s Obligations. The obligations of CF&Co hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company and the Operating Partnership herein, to the due performance by the Company and the Operating Partnership of their respective obligations hereunder, to the completion by CF&Co of a due diligence review satisfactory to CF&Co in its reasonable judgment, and to the continuing satisfaction (or waiver by CF&Co in its sole discretion) of the following additional conditions:

          (a)      Registration Statement Effective. The Registration Statement shall be effective and shall be available for (i) all sales of Placement Shares issued pursuant to all prior Placement Notices and (ii) the sale of all Placement Shares contemplated to be issued by any Placement Notice.

          (b)      No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company or any of its subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c)      No Misstatement or Material Omission. CF&Co shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in CF&Co’s reasonable opinion is material, or omits to state a fact that in CF&Co’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (d)      Material Changes. Except as disclosed in the Prospectus, there shall not have been any material adverse change, on a consolidated basis, in the authorized equity or long-term debt of the Company or the Operating Partnership or any Material Adverse Effect, or any development that could reasonably be expected to cause a Material Adverse Effect, or any downgrading in or withdrawal of the rating assigned to any of the Company’s or the Operating Partnership’s securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s or the Operating Partnership’s securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of CF&Co (without relieving the Company or the Operating Partnership of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

          (e)      Legal Opinion. CF&Co shall have received the opinions of Company Counsel required to be delivered pursuant Section 7(o) on or before the date on which such delivery of such opinion is required pursuant to Section 7(o).

          (f)      Comfort Letter. CF&Co shall have received the Comfort Letter required to be delivered pursuant Section 7(p) on or before the date on which such delivery of such opinion is required pursuant to Section 7(p).

          (g)      Representation Certificate. CF&Co shall have received the certificate required to be delivered pursuant to Section 7(n) on or before the date on which delivery of such certificate is required pursuant to Section 7(n).

(h) No Suspension. Trading in the Shares shall not have been suspended on the Exchange.

          (i)      Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(n), the Company and the Operating Partnership shall have furnished to CF&Co such appropriate further information, certificates and documents as CF&Co may have reasonably requested. All such opinions, certificates, letters and other documents shall have been in compliance with the provisions hereof. The Company and the Operating Partnership shall have furnished CF&Co with such conformed copies of such opinions, certificates, letters and other documents as CF&Co shall have reasonably requested.

          (j)      Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

          (k)      Approval for Listing. The Placement Shares shall either have been (i) approved for listing on the Exchange, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Shares on the Exchange at, or prior to, the issuance of any Placement Notice.

(l) No Termination Event. There shall not have occurred any event that would permit CF&Co to terminate this Agreement pursuant to Section 11(a).

           9.       Indemnification and Contribution.

          (a)      Company and Operating Partnership Indemnification. The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless CF&Co, the directors, officers, partners, employees and agents of CF&Co and each person, if any, who (i) controls CF&Co within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with CF&Co (a “CF&Co Affiliate”) from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all reasonable investigative, legal and other expenses incurred in connection with, and any and all amounts paid in settlement (in accordance with Section 9(c)) of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which CF&Co, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any free writing prospectus or in any application or other document executed by or on behalf of the Company or the Operating Partnership or based on written information furnished by or on behalf of the Company or the Operating Partnership filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, (y) the omission or alleged omission to state in any such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (z) any breach by any of the indemnifying parties of any of their respective representations, warranties and agreements contained in this Agreement; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from the sale of the Placement Shares pursuant to this Agreement and is caused directly or indirectly by an untrue statement or omission made in reliance upon and in conformity with written information relating to CF&Co and furnished to the Company by CF&Co expressly for inclusion in any document as described in clause (x) of this Section 9(a) (that information being limited to the information described in Schedule 4 hereto). This indemnity agreement will be in addition to any liability that the Company or the Operating Partnership might otherwise have.

          (b)      CF&Co Indemnification. CF&Co agrees to indemnify and hold harmless the Company, its directors, each officer of the Company that signed the Registration Statement, the Operating Partnership and each person, if any, who (i) controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company or the Operating Partnership (a “Company Affiliate”) against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 9(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to CF&Co and furnished to the Company by CF&Co expressly for inclusion in any document as described in clause (x) Section 9(a) (that information being limited to the information described in Schedule 4 hereto).

          (c)      Procedure. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

          (d)      Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Operating Partnership or CF&Co, the Company and CF&Co will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Operating Partnership from persons other than CF&Co, such as persons who control the Company or the Operating Partnership within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company, the Operating Partnership and CF&Co may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and CF&Co, on the other. The relative benefits received by the Company and the Operating Partnership on the one hand and CF&Co on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by CF&Co from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Operating Partnership, on the one hand, and CF&Co, on the other, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership, on the one hand, or CF&Co, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Operating Partnership and CF&Co agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for the purpose of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c) hereof. Notwithstanding the foregoing provisions of this Section 9(d), CF&Co shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of the Securities Act, and any officers, directors, partners, employees or agents of CF&Co, will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof.

           10.       Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 9 of this Agreement and all representations and warranties of the Company and the Operating Partnership herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of CF&Co, any controlling persons, or the Company or the Operating Partnership (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

           11.       Termination.

          (a)      CF&Co shall have the right by giving notice as hereinafter specified at any time to terminate this Agreement if (i) any Material Adverse Effect, or any development that could reasonably be expected to cause a Material Adverse Effect, has occurred, that, in the reasonable judgment of CF&Co, may materially impair the ability of CF&Co to sell the Placement Shares hereunder; (ii) the Company or the Operating Partnership shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder; provided, however, in the case of any failure of the Company to deliver (or cause another person to deliver) any certification, opinion, or letter required under Sections 7(n), 7(o), or 7(p), CF&Co’s right to terminate shall not arise unless such failure to deliver (or cause to be delivered) continues for more than thirty (30) days from the date such delivery was required; (iii) any other condition of CF&Co’s obligations hereunder is not fulfilled; or (iv), any suspension or limitation of trading in the Placement Shares or in securities generally on the Exchange shall have occurred. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(h) (Expenses), Section 9 (Indemnification), Section 10 (Survival of Representations), Section 16 (Applicable Law; Consent to Jurisdiction) and Section 17 (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination.

          (b)      The Company and the Operating Partnership shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in their sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(h), Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

          (c)      CF&Co shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(h), Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

          (d)      Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Shares through CF&Co on the terms and subject to the conditions set forth herein; provided that the provisions of Section 7(h), Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

          (e)      This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), (c) or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(h), Section 9, Section 10, Section 16 and Section 17 shall remain in full force and effect.

          (f)      Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by CF&Co or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

           12.      Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified in this Agreement, and if sent to CF&Co, shall be delivered to CF&Co at Cantor Fitzgerald & Co., 110 East 59th Street, New York, New York 10022, fax no. (212) 829-4972, Attention: ITD-Investment Banking, with copies to Stephen Merkel, General Counsel, at the same address, and DLA Piper US LLP, 1251 Avenue of the Americas, New York, NY 10020, fax no. (212) 884-8494, Attention: Dean M. Colucci; or if sent to the Company or the Operating Partnership, shall be delivered to Cedar Shopping Centers, Inc., 44 South Bayles Avenue, Port Washington, NY 11050-3765, (516) 767-6492, fax no. (516) 767-6497 Attention: President with a copy to Stroock & Stroock & Lavan LLP 180 Maiden Lane, New York, NY 10038, fax no. (212) 806-7836, Attention: Martin H. Neidell. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.

           13.      Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company, the Operating Partnership and CF&Co and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that CF&Co may assign its rights and obligations hereunder to an affiliate of CF&Co without obtaining the Company’s consent.

           14.      Adjustments for Stock Splits. The parties acknowledge and agree that all stock-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Shares.

           15.      Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and CF&Co. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

           16.      Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

           17.      Waiver of Jury Trial. The Company, the Operating Partnership and CF&Co each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or any transaction contemplated hereby.

           18.      Absence of Fiduciary Relationship. The Company and the Operating Partnership jointly and severally acknowledge and agree that:

          (a)      CF&Co has been retained solely to act as underwriter in connection with the sale of the Shares that no fiduciary, advisory or agency relationship between the Company and CF&Co has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether CF&Co has advised or is advising the Company on other matters;

          (b)      each of the Company and the Operating Partnership is capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

          (c)      each of the Company and the Operating Partnership has been advised that CF&Co and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company or the Operating Partnership and that CF&Co has no obligation to disclose such interests and transactions to the Company or the Operating Partnership by virtue of any fiduciary, advisory or agency relationship; and

          (d)      each of the Company and the Operating Partnership waives, to the fullest extent permitted by law, any claims it may have against CF&Co, for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that CF&Co shall have no liability (whether direct or indirect) to the Company or the Operating Partnership in respect of such a fiduciary claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Operating Partnership, including stockholders, partners, employees or creditors of the Company or the Operating Partnership.

           19.      Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission.

           20.      Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

(a) “Applicable Time” means the time of each sale of any Shares pursuant to this Agreement.

          (b)      “Organizational Documents” means (a) in the case of a corporation, its charter and by-laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

          If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and CF&Co, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Operating Partnership and CF&Co.

Very truly yours,

CEDAR SHOPPING CENTERS, INC.

By: /s/ Leo S. Ullman
      Name:    Leo S. Ullman
      Title:    President

CEDAR SHOPPING CENTERS
PARTNERSHIP, L.P.

By:      Cedar Shopping Centers, Inc.
           its sole general partner

By: /s/ Leo S. Ullman
      Name:    Leo S. Ullman
      Title:   President

ACCEPTED as of the date first-above written:

CANTOR FITZGERALD & CO.

By: /s/ Patrica McNicoll
      Name:    Patrica McNicoll
      Title:   Managing Director

SCHEDULE 1

Form of Placement Notice

From: Cc: To: Subject:	[ [ [	] ] ]
Controlled Equity Offering--Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Controlled Equity OfferingSM Sales Agreement between Cedar Shopping Centers, Inc. (the “Company”) and Cedar Shopping Centers Partnership, L.P. and Cantor Fitzgerald & Co. (“CF&Co”) dated September 14, 2006 (the “Agreement”), I hereby request on behalf of the Company that CF&Co sell up to [ ] shares of the Company’s common stock, par value $0.06 per share, at a minimum market price of $_______ per share.

SCHEDULE 2

CANTOR FITZGERALD & CO.
Peter Dippolito
pdippolito@cantor.com

Joshua Feldman
Jfeldman@cantor.com

Jeff Lumby
jlumby@cantor.com

Patrice McNicoll
pmcnicoll@cantor.com

Marc J. Blazerm
blazer@cantor.com

CEDAR SHOPPING CENTERS, INC.
Leo S. Ullman
lullman@cedarshoppingcenters.com

Thomas J. O’Keeffe
to’keeffe@cedarshoppingcenters.com

Jeffrey L. Goldberg
jgoldberg@cedarshoppingcenters.com

Gaspare J. Saitta, II
gsaitta@cedarshoppingcenters.com

SCHEDULE 3

Compensation

CF&Co shall be paid compensation equal to two and a half percent (2.5%) of the gross proceeds from the sales of the Shares pursuant to the terms of this Agreement.

SCHEDULE 4

CF&Co Information

None.

SCHEDULE 5

Joint Ventures

Venture Fairview Plaza Halifax Plaza Newport Plaza Loyal Plaza	Ownership Interest 30% 30% 30% 25%

Exhibit 7(n)

OFFICER CERTIFICATE

The undersigned, the duly qualified and elected _______________________, of CEDAR SHOPPING CENTERS, INC. (“Company”), a Maryland corporation, does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(n) of the Sales Agreement dated September 14, 2006 (the “Sales Agreement”) between the Company, Cedar Shopping Centers Partnership, L.P. (“Operating Partnership”) and Cantor Fitzgerald & Co., that to the best of the knowledge of the undersigned.

           (i)     The representations and warranties of the Company and the Operating Partnership in Section 6 of the Sales Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

           (ii)     The Company and the Operating Partnership have complied with all agreements and satisfied all conditions on their part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof.

By: Name: Title:

Date:

Exhibit 7(o)(1)(a)

MATTERS TO BE COVERED BY INITIAL OPINION OF

STROOCK & STROOCK & LAVAN LLP

(i)

As of December 31, 2005, the Company had an authorized capitalization as set forth in the shareholder’s equity section of its consolidated balance sheets included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. All of the outstanding Common Shares [and Preferred Shares] conform, in all material respects, to the description thereof contained in the Prospectus.

(ii)

The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the Maryland Department of Assessments and Taxation. The Company has the corporate power to own, lease and operate its properties and conduct its business in all material respects as described under the heading “Items 1 and 2 Business and Properties” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

(iii)	The Company is duly qualified or registered to transact business in each jurisdiction set forth on Schedule 1 hereto.

(iv)

The Operating Partnership is a limited partnership duly formed and existing under and by virtue of the laws of the State of Delaware and is in good standing with the Delaware Secretary of State. The Operating Partnership has the limited partnership power to own, lease and operate its properties and conduct its business in all material respects as described under the heading “Items 1 and 2 Business and Properties” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Operating Partnership is duly qualified or registered to transact business in each jurisdiction set forth on Schedule 1 hereto.

(v)

The execution, delivery and performance of this Agreement by the Company and the Operating Partnership and the consummation of the transactions contemplated hereby do not conflict with, or result in any breach of, or constitute a default under (nor constitute an event that with notice, lapse of time or both would constitute a breach of or default under), (i) any Organizational Document of the Company or any of its subsidiaries, (ii) any note, bond, indenture, mortgage, deed of trust, lease, license, contract, loan agreement or other agreement or instrument to which the Company or any subsidiary thereof is a party or by which the Company or any subsidiary thereof is bound or to which any of the properties or other assets of the Company or any subsidiary thereof is subject and of which such counsel has knowledge or (iii) to such counsel’s knowledge, any law, decree, judgment or order applicable to the Company (other than state and foreign securities or blue sky laws, as to which such counsel need express no opinion), except in the case of clauses (ii) and (iii) for such conflicts, breaches or defaults, which individually or in the aggregate could not be reasonably expected to have a Material Adverse Effect.

(vi)

Each of the Company and the Operating Partnership has the corporate or limited partnership power, as applicable, to execute and deliver this Agreement and, in the case of the Company, to issue, sell and deliver the Shares as contemplated in this Agreement. This Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Company and the Operating Partnership.

(vii)

No approval, authorization, consent or order of, or filing with, any federal or state governmental or regulatory commission, board, body, authority or agency (other than state and foreign or blue sky laws, as to which such counsel need express no opinion) is required under applicable law in connection with the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby, by the Company or the Operating Partnership, other than (x) such as have been obtained or made under the Securities Act or the Exchange Act and such approvals as have been obtained in connection with the listing of the Placement Shares on the Exchange and (y) with respect to the Preferred Shares for the filing with the State Department of Assessments and Taxation of the State of Maryland of articles of amendment to the Company’s Articles of Incorporation establishing the terms thereof.

(viii)

The Shares, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth therein, will be duly authorized, validly issued, fully paid and nonassessable.

(ix)

The issuance and sale of the Placement Shares by the Company is not subject to preemptive or other similar rights arising by operation of Maryland law under the Organizational Documents of the Company or any of its subsidiaries or under any agreement known to such counsel to which the Company or any of its subsidiaries is a party.

(x)

To such counsel’s knowledge, except as otherwise described in the Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement.

(xi)

At the time the Registration Statement became effective (including each deemed effective date with respect to CF&Co pursuant to Rule 430B(f)(2)), the Registration Statement and, as of its date and the date of such opinion, the Prospectus (in each case, other than the financial statements, financial schedules and other financial and statistical data included or incorporated by reference in, or excluded from, the Registration Statement and the Prospectus, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act.

(xii)

Each document incorporated by reference in the Registration Statement or the Prospectus (in each case, other than the financial statements, financial schedules and other financial and statistical data included or incorporated by reference in, or excluded from, such document, as to which such counsel need express no opinion), when it was filed with the Commission, complied as to form in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable.

(xiii)

The statements under the caption “Description of Common Stock” in the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects as of the date of such statements.

(xiv)

To such counsel’s knowledge without independent verification, there are no actions, suits or proceedings or inquiries or investigations, pending or threatened, against the Company or any of its officers and directors or to which the Company’s assets (excluding the Company’s direct or indirect interests in its subsidiaries) are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitration panel or agency that are required to be described in the Prospectus or the documents incorporated therein by reference but are not so described.

(xv)

The Company is not an “investment company” required to register under the Investment Company Act of 1940, as amended, (the “1940 Act”) or a company “controlled” by an “investment company” within the meaning of the 1940 Act.

(xvi)

The Common Shares to be issued and sold by the Company pursuant to the Sales Agreement, are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the Exchange.

(xvii)

Commencing with its taxable year ended December 31, 1998, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its organization and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT.

(xviii)

The Registration Statement has been declared effective by the Commission under the Securities Act. To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

(xix)

The statements contained in the Prospectus under the caption “Certain Material U.S. Federal Income Tax Considerations” insofar as such statements constitute matters of law, summaries of legal matters, or legal conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

          In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent accountants at which the contents of the Registration Statement* and the Prospectus* and related matters were discussed, and although it does not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has made no independent check or verification thereof (except to the extent referred to in paragraphs (xii), (xiii) and (xvii) of its opinion to the CF&Co dated the date hereof), on the basis of the foregoing, no facts have come to such counsel’s attention that have caused it to believe that the Registration Statement, at its effective date, including each deemed effective date with respect to CF&Co pursuant to Rule 430B(f)(2), contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case such counsel may state that it does not express any view as to the financial statements, schedules and other financial or statistical information derived from such financial statements or schedules included or incorporated by reference therein).

_________________

*	Note: “Registration Statement” and “Prospectus” are defined to include documents incorporated by reference therein.

Exhibit 7(o)(1)(b)

MATTERS TO BE COVERED BY SUBSEQUENT COMPANY COUNSEL OPINIONS

(i)

The Registration Statement has been declared effective by the Commission under the Securities Act. To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission.

(ii)

At the time the Registration Statement became effective (including at each deemed effective date with respect to CF&Co pursuant to Rule 430B(f)(2)), the Registration Statement and, as of the date of the most recent Prospectus Supplement, the Prospectus (in each case, other than the financial statements, financial schedules and other financial and statistical data included or incorporated by reference in, or excluded from, the Registration Statement and the Prospectus, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act.

(iii)

Each document incorporated by reference in the Registration Statement or the Prospectus (in each case, other than the financial statements, financial schedules and other financial and statistical data included or incorporated by reference in, or excluded from, such document, as to which such counsel need express no opinion), when it was filed with the Commission, complied as to form in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable.

          In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent accountants at which the contents of the Registration Statement* and the Prospectus* and related matters were discussed, and although it does not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel’s attention that have caused it to believe that the Registration Statement, at its effective date, including each deemed effective date with respect to CF&Co pursuant to Rule 430B(f)(2), contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date, as of each Applicable Time and as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case such counsel may state that it does not express any view as to the financial statements, schedules and other financial or statistical information derived from such financial statements or schedules included or incorporated by reference therein).

_______________________

*	Note: “Registration Statement” and “Prospectus” will be defined to include documents incorporated by reference therein.